Dreyfus MLP Fund
Summary Prospectus March 31, 2016
Class Ticker A DMFAX C DMFCX I DMFIX Y DMFYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated March 31, 2016 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 19 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	1.00	1.00	1.00	1.00
Distribution (12b-1) fees	none	.75	none	none
Other expenses
Shareholder services fees	.25	.25	none	none
Dividend and interest expenses on securities sold short	.52	.52	.52	.52
Remainder of other expenses	1.70	1.70	1.69	1.68
Income tax expense**	.00	.00	.00	.00
Total annual fund operating expenses	3.47	4.22	3.21	3.20
Fee waiver and/or expense reimbursement†	(1.45)	(1.45)	(1.44)	(1.43)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.02	2.77	1.77	1.77

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

**The fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments, distributions it receives on interests of master limited partnerships considered to be a return of capital, and for any net operating gains. The fund's accrued deferred tax liability, if any, will be reflected each

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day in the fund's net asset value per share. The fund's deferred tax liability will depend upon income, gains, losses, and deductions the fund is allocated from its master limited partnership investments and on the fund's realized and unrealized gains and losses, and may vary greatly from year to year. Any estimate of deferred tax liability cannot be reliably predicted from year to year.

†The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until May 1, 2017, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, dividend and interest expenses on securities sold short, taxes (such as deferred income tax expenses), interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25%. On or after May 1, 2017, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$768	$1,452	$2,157	$4,016
Class C	$380	$1,150	$2,033	$4,302
Class I	$180	$855	$1,554	$3,414
Class Y	$180	$852	$1,550	$3,405

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$768	$1,452	$2,157	$4,016
Class C	$280	$1,150	$2,033	$4,302
Class I	$180	$855	$1,554	$3,414
Class Y	$180	$852	$1,550	$3,405

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the period from April 30, 2015 (commencement of operations) through November 30, 2015, the fund's portfolio turnover rate was 57.76% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in master limited partnership (MLP) investments. MLPs in which the fund normally invests own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminalling, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or alternative fuels (such as ethanol, hydrogen and biodiesel), or that provide energy-related equipment or services. The fund's MLP investments may include, but are not limited to: MLPs structured as limited partnerships (LPs) or limited liability companies (LLCs); MLPs that are taxed as "C" corporations; institutional units issued by MLP affiliates that represent indirect interests in MLPs; "C" corporations that hold significant interests in MLPs; private investments in public equities (PIPEs) issued by MLPs; and other U.S. and non-U.S. equity (principally common stocks) and debt securities (principally bonds and notes) and derivative instruments, including pooled investment vehicles, such as exchange traded funds (ETFs), and exchange-traded notes (ETNs), that provide exposure to MLPs. The fund's MLP investments may be of any market capitalization size and any credit quality (including "high yield" or "junk" bonds), maturity or duration.

The fund intends to concentrate its investments, under normal circumstances, in the energy sector, primarily investing in "midstream" energy infrastructure MLPs. The industries deemed to be included in the energy sector are energy equipment and services, oil, gas and consumable fuels, electric utilities, gas utilities, multi-utilities, and independent power and renewable electricity producers. Midstream MLPs generally are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. Midstream MLPs also may operate ancillary businesses including marketing of energy products and logistical services. The fund also may invest in "upstream" and "downstream" MLPs. Upstream MLPs are engaged primarily in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. Downstream MLPs are engaged primarily in the processing, treatment, and refining of natural gas liquids and crude oil.

Dreyfus MLP Fund Summary	2

The fund's portfolio managers employ a bottom-up fundamental and event driven process to select MLP investments for the fund's portfolio. The fund's portfolio managers evaluate both fundamental drivers and financial structure drivers that can impact cash flow growth and valuation. The fund's performance benchmark index is the Alerian MLP Index.

The fund may maintain significant short positions. The fund, however, intends to maintain an overall long position in its portfolio investments, with short positions ranging typically between 10% and 30% of the fund's net assets. A short sale involves the sale of a security that the fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the security sold short. The fund will realize a gain if the security declines in price between those two dates. The fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

The fund may utilize leverage through borrowings, engaging in short sales, or entering into derivative transactions in seeking its objective.

The fund may use derivative or other strategic instruments, principally options, futures and options on futures (including those relating to securities, foreign currencies, indices, and interest rates), contracts for difference, forward contracts, swap agreements (including total return, interest rate and credit default swaps), and options on swaps, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency, credit or interest rate risk, to manage effective maturity or duration, as part of a hedging strategy, or for other purposes related to the management of the fund. There is no limit to the amount of the fund's assets that may be invested in derivative instruments. To the extent such instruments have similar economic characteristics to MLP investments as described in the fund's policy with respect to the investment of at least 80% of its net assets, these investments will be considered investments included within such policy.

The fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes so that, unlike traditional open-end mutual funds, the fund does not have flow-through tax treatment but instead is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently with a maximum rate of 35%), as well as state and local income taxes. Accordingly, the fund's earnings and gains are subject to income tax prior to distribution to shareholders, and shareholders in turn may be subject to income tax on distributions received from the fund. In calculating the fund's daily net asset value, the fund will, among other things, account for its deferred tax liability and/or asset balances.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

Dreyfus MLP Fund Summary	3

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Dreyfus MLP Fund Summary	4